Beyond ordinary banking Investor Presentation H o r i z o n B a n c o r p , I n c . ( N A S D A Q : H B N C ) S e c o n d Q u a r t e r E n d e d J u n e 3 0 , 2 0 2 6 J u l y 2 3 , 2 0 2 6

Important Information Forward-Looking Statements This press release may contain forward–looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission (the “SEC”). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs, changes within the domestic and international macroeconomic environment, including trade policy, monetary and fiscal policy, inflation levels, and conditions in the investment, credit, interest rate, and derivatives markets, and their impact on Horizon and its customers; current financial conditions within the banking industry; changes in the level and volatility of interest rates, changes in spreads on earning assets and changes in interest bearing liabilities; increased interest rate sensitivity; loss of key Horizon personnel; increases in disintermediation; potential loss of fee income, including interchange fees, as new and emerging alternative payment platforms take a greater market share of the payment systems; estimates of fair value of certain of Horizon’s assets and liabilities; changes in prepayment speeds, loan originations, credit losses, market values, collateral securing loans and other assets; changes in sources of liquidity; legislative and regulatory actions and reforms; changes in accounting policies or procedures as may be adopted and required by regulatory agencies; litigation, regulatory enforcement, and legal compliance risk and costs; rapid technological developments and changes; cyber terrorism and data security breaches; the rising costs of cybersecurity; the ability of the U.S. federal government to manage federal debt limits; climate change and social justice initiatives; the inability to realize cost savings or revenues or to effectively implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; acts of terrorism, war and global conflicts, and the effects of foreign and military policies of the U.S. government; and supply chain disruptions and delays. These and additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Horizon’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). Undue reliance should not be placed on the forward–looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward–looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

Durable Top-Tier Performance Key Performance Metrics • ROA: 1.54%. Displayed consistently strong results, despite the Q2 legal charge. • ROTCE*: 18.05%. Sustained strong shareholder value creation. • NIM*: 4.37%. Expanded net interest margin from 4.29% in Q1, reflecting positive trends in loan repricing and disciplined deposit cost management, and lower average cash balances. Capital • Solid growth of 28 bps in CET1 to 11.09%, up from 10.81% in 1Q26. • Total risk-based capital of 15.01% in 2Q26 compared to 14.76% in 1Q26. Balance Sheet Advancement • Total loan growth of $81 million, or 6.6% LQA, led by quality Commercial loan growth of $64 million, or 7.4% LQA. • Total deposit balances remained relatively unchanged from a strong Q1, with $37 million of growth in non-time deposits offset by a planned $59 million decline in time deposits. Asset Quality • Excellent credit performance, with net charge offs consistent at 0.05% annualized. • Stable and continued historically low non-performing asset levels. 3 * Return on tangible common equity (ROTCE) and Net Fully-Taxable Equivalent Interest Margin (NIM) are Non-GAAP measures. Please see appendix for reconciliations of non-GAAP information to its most comparable GAAP measures

Franchise Valued Loan Growth Data as of most-recent quarter (MRQ) end unless stated otherwise. *Total Gross Loans Held for Investment (HFI), excludes Loans Held for Sale (HFS) 4 14% 15% 71% Consumer Residential Commercial Total Loans* $5.0B MRQ end H I G H L I G H T S & D E V E L O P M E N T S • Total Loans up $81 million or 6.6% LQA • Commercial balances drove growth, increasing $64 million, primarily within the C&I segment. • Commercial Real Estate remained relatively flat during the quarter, driven by higher than average payoffs for the quarter. • Mortgage and Consumer balances increased modestly, supported by elevated production and limited refinance activity during the quarter. • Year to date balances increased at a mid-single-digit rate, while new origination spreads continue to perform in line with expectations.

Diversified Commercial Portfolio * Land Development and Spec Home Loans H I G H L I G H T S & D E V E L O P M E N T S • Commercial loan balances grew 7.4% LQA • Quarter end balances up $64 million. • Lansing, Grand Rapids, Troy, and Midland, MI and Indianapolis, IN markets were significant contributors to the linked quarter growth. • Growth in Commercial and Industrial predominantly in the core commercial portfolio complimented by equipment finance. • Well balanced geographies, product mix and industry • Favorable Q2 new production mix, with 47% C&I. • No segment exceeds 5.9% of total loans. Data represents total loans HFI as of MRQ unless stated otherwise 5 27% 21% 14% 14% 9% 10% 5% Central Indiana West Michigan Southwest Michigan Northern Indiana Northern Michigan East Michigan Other $m illi on s Commercial Loans (period end) $3,299 $3,357 $3,432 $3,467 $3,530 $39 $47 $53 $55 $63 $977 $990 $1,011 $1,023 $1,085 $705 $709 $699 $718 $740 $1,578 $1,611 $1,669 $1,670 $1,643 Other* C&I CRE (owner occ.) CRE (non-owner occ.) 2Q25 3Q25 4Q25 1Q26 2Q26 Geography $3.5B MRQ end 47% 21% 31% 2% CRE (non-owner occ.) CRE(Owner occ.) C&I Other* MIX $3.5B MRQ end

Prime Consumer/Mortgage Portfolio H I G H L I G H T S & D E V E L O P M E N T S • High quality Mortgage and Consumer (primarily HELOC) portfolios, with well qualified borrowers and significant equity in homes. • Management continued to maintain strong spreads in mortgages, resulting in modest growth in balances in Q2. • Momentum in Mortgage heading into Q3 provides stable/modest growth outlook, driven by recent strategic hiring and elevated pipelines. 6Data represents total loans HFI as of MRQ unless stated otherwise HOME EQUITY MORTGAGE CREDIT SCORE 767 759 DEBT-TO-INCOME 32% 35% LOAN-TO-VALUE 67% 68% 53%41% 6% Mortgage Home Equity Other Consumer Loans Mix $1.4B MRQ end $m illi on s Consumer and Residential Loans (period end) $1,687 $1,467 $1,444 $1,412 $1,429 $787 $784 $772 $750 $756 $901 $683 $672 $662 $673 Residential Consumer 2Q25 3Q25 4Q25 1Q26 2Q26

Strong Asset Quality Metrics 7*Includes all substandard loans and commercial and consumer non-performing loans $m illi on s Substandard Loans* (period end) $64.1 $63.2 $59.4 $63.4 $64.6 1.29% 1.31% 1.22% 1.30% 1.30% Substandard Loans Substandard Loans / Loans HFI 2Q25 3Q25 4Q25 1Q26 2Q26 $m ill io ns Non-Performing Loans (period end) $26.4 $31.0 $34.9 $37.0 $34.9 0.53% 0.64% 0.72% 0.76% 0.70% Commercial Resi Real Estate Consumer NPLs / Loans HFI 2Q25 3Q25 4Q25 1Q26 2Q26 $m ill io ns Net Charge Offs $0.3 $0.8 $1.0 $0.6 $0.6 0.02% 0.07% 0.08% 0.05% 0.05% Commercial Resi Real Estate Consumer Annualized NCOs/ Av. Loans 2Q25 3Q25 4Q25 1Q26 2Q26 H I G H L I G H T S & D E V E L O P M E N T S • Net Charge Offs of 5 basis points annualized remain low, and compare favorably to UBPR Peer group(1). • Early stage delinquencies remain low, and well controlled at 0.43%(2) bank-wide. • Stable Substandard and Non-Performing Loans within expected ranges, changes indicative of risk rating migration and timing of collection activities. • Allowance for Credit Losses remains stable, and indicative of our strong credit profile and anticipated credit performance. (1) UBPR Peer Group 3, comparable data for full-year 2025 (2) 30-89 day past dues divided by total loans HFI

Data as of period end unless stated otherwise Relationship Based Core Deposits 8 H I G H L I G H T S & D E V E L O P M E N T S • Total deposits up by $125 million year to date • Maintained strong total deposits performance levels from Q1. Year to date growth aligned with mid single digit growth expectations. • Time deposits decreased by $59 million, as management elected to call certain higher-cost time deposit balances during Q2. • Deposit Costs • Interest-bearing deposit costs increased by a modest 4 bps from Q1. Costs remain 33 bps lower than a year ago. • Portfolio continues to be well positioned to provide stability to margin outlook for the remainder of 2026. $m illi on s Stable Consumer and Commercial Deposits 19.7% 20.3% 20.4% 21.0% 20.4% 59.5% 57.8% 58.7% 57.6% 59.2% 20.9% 21.7% 20.9% 21.5% 20.4% Non-Int Bearing% Interest Bearing% Time% 2Q25 3Q25 4Q25 1Q26 2Q26 $1,121 $3,385 $1,193 $1,123 $3,198 $1,200 $1,102 $3,094 $1,079 $1,164 $3,119 $1,139 $1,104 $3,196 $1,100 2.27% IB Deposit Cost 1.94% IB Deposit Cost

Net Interest Margin Expansion * Net Fully-Taxable Equivalent Interest Margin is a Non-GAAP measure. 9 Net Interest Margin 2.66% 2.97% 3.04% 3.23% 3.52% 4.29% 4.29% 4.37% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 2.00% 3.00% 4.00% 5.00% H I G H L I G H T S & D E V E L O P M E N T S • Q2 FTE NIM* expanded by 8 bps points from the prior quarter, to 4.37%, reflective of continued disciplined loan and deposit pricing and a decline in average interest-bearing cash balances. • Strong commercial loan growth and origination pricing during the quarter contributed to the increase in the average rate on loans by 9 bps, which compared favorably to the 4 bps increase in interest-bearing liability costs.

H I G H L I G H T S & D E V E L O P M E N T S • Total non-interest income grew 10% from the prior year, led by gains in fiduciary activities and mortgage-related income, up 20% and 21%, respectively. • Growth in interchange fees and service charges continue to benefit from higher activity-based fees. • Momentum in core community banking operations continue to benefit from past growth and hiring initiatives in Treasury Management and Mortgage, and more recently, in Wealth Management. 10 Data as of MRQ unless stated otherwise. * 3Q25 includes the pre-tax loss of $7.7MM from the sale of the Indirect Auto Loan portfolio in "all other". Non-Interest Income Non-Interest Income

Non-Interest Expense 11 Data as of MRQ unless stated otherwise. H I G H L I G H T S & D E V E L O P M E N T S • Expense control continues to be a top priority of Executive Management, with a focus on operational efficiency in staffing models and outside professional services expenses. • For Q2, results include the previously announced $3.1 million legal charge in other expense. Apart from this item, seasonal increases in salary expense and higher planned marketing spend was offset by seasonally lower benefits and occupancy costs, and lower professional fees. Non-Interest Expense $39.4 $52.9 $40.6 $40.7 $43.8 $22.7 $22.7 $21.9 $23.2 $24.2 $16.7 $17.5 $18.7 $17.6 $19.6 $12.7 Salaries & Employee Benefits All Other Non-Interest Expense FHLB Prepayment Penalty 2Q25 3Q25 4Q25 1Q26 2Q26

Strong Capital Position * The tangible common equity to tangible common assets (TCE/TA) ratio and tangible book value per share (TBVPS) are non-GAAP measures. Please see appendix for reconciliations of non-GAAP information to its most comparable GAAP measures. ** Preliminary estimate – may be subject to change 12 TCE/TA* 7.60% 8.38% 8.39% 8.81% $9.76 $10.32 $10.52 $11.06 3Q25 4Q25 1Q26 2Q26 Leverage Ratio 8.22% 9.55% 9.84% 10.17% 3Q25 4Q25 1Q26 2Q26** CET 1 Ratio 10.17% 10.42% 10.81% 11.09% 3Q25 4Q25 1Q26 2Q26** Total RBC Ratio 15.00% 14.36% 14.76% 15.01% 3Q25 4Q25 1Q26 2Q26**

Full-Year 2026 Guidance Summary Loans (HFI) • Period-end total loans HFI to grow mid-single-digits • Led by consistent high-quality commercial loans Deposits & Funding • Period-end total deposits to grow mid-single-digits • Growth will be primarily in relationship-based commercial and consumer client balances Non-FTE NII & FTE NIM • Non-FTE net interest income to grow in the low-teens • Second half FTE NIM in the range of 4.30%-4.35%, assuming cash balances elevated from Q2 levels • Full year average earning assets to modestly exceed $6 billion • Assumes one 25 basis point hike in late October Non-Interest Income • Full year non-interest income in the mid-$40 million range Non-Interest Expense • Full year non-interest expense in the low to mid-$160 million range, excluding the Q2 legal charge Effective Tax Rate • Effective tax rate in the 18.0% - 20.0% range 13

Appendix

Diverse Commercial Lending Portfolio S T R O N G A N D T R A D I T I O N A L C O M M E R C I A L L E N D I N G • Multi-family represents 5.9% of loans ◦ No major metros outside Indiana and Michigan, other than Columbus, OH ◦ Zero rent regulated/stabilized originated or in portfolio ◦ $2.0 million average loan size • Non-owner-occupied office represents 4.1% of total loans ◦ All in Indiana and Michigan ◦ $1.4 million average loan size • Nursing Home and Assisted Living Facilities represents 2.0% of loans Data as of most-recent quarter (MRQ) unless stated otherwise. 15

Use of Non-GAAP Financial Measures Certain information set forth in this press release refers to financial measures determined by methods other than in accordance with GAAP. Specifically, we have included non-GAAP financial measures relating to net income, diluted earnings per share, pre-tax, pre- provision net income, net interest margin, tangible stockholders’ equity and tangible book value per share, efficiency ratio, the return on average assets, the return on average common equity, and return on average tangible equity. In each case, we have identified special circumstances that we consider to be non-recurring and have excluded them. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business and financial results without giving effect to one-time costs and non–recurring items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. See the tables and other information below and contained elsewhere in this press release for reconciliations of the non-GAAP information identified herein and its most comparable GAAP measures. 16

Non-GAAP Reconciliation 17 Three Months Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Interest income (GAAP) (A) $ 88,508 $ 86,651 $ 89,288 $ 92,836 $ 91,477 Taxable-equivalent adjustment: Investment securities - tax exempt (1) 686 676 665 1,218 1,619 Loan receivable (2) 402 381 390 379 382 Interest income (non-GAAP) (B) $ 89,596 $ 87,708 $ 90,343 $ 94,433 $ 93,478 Interest expense (GAAP) (C) 25,018 24,411 25,812 34,450 36,123 Net interest income (GAAP) (D) =(A) - (C) $ 63,490 $ 62,240 $ 63,476 $ 58,386 $ 55,354 Net FTE interest income (non-GAAP) (E) = (B) - (C) $ 64,578 $ 63,297 $ 64,531 $ 59,983 $ 57,355 Average interest earning assets (F) $ 5,932,818 $ 5,984,972 $ 5,967,328 $ 6,766,742 $ 7,125,467 Net FTE interest margin (non-GAAP) (G) = (E*) / (F) 4.37% 4.29% 4.29% 3.52% 3.23% (1) The following represents municipal securities interest income for investment securities classified as available-for-sale and held-to-maturity (2) The following represents municipal loan interest income for loan receivables classified as held for sale and held for investment *Annualized Non–GAAP Reconciliation of Net Fully-Taxable Equivalent ("FTE") Interest Margin (Dollars in Thousands, Unaudited)

Non-GAAP Reconciliation 18 Non–GAAP Reconciliation of Return on Average Tangible Common Equity (Dollars in Thousands, Unaudited) Three Months Ended June 30, March 31, December 31, September 30, June 30, 2026 2026 2025 2025 2025 Net income (loss) (GAAP) (A) $ 24,908 $ 26,168 $ 26,921 $ (221,990) $ 20,644 Average stockholders' equity (B) $ 715,026 $ 707,916 $ 679,821 $ 731,657 $ 789,535 Average intangible assets (C) 161,471 162,148 162,838 163,552 164,320 Average tangible equity (Non-GAAP) (D) = (B) - (C) $ 553,555 $ 545,768 $ 516,983 $ 568,105 $ 625,215 Return on average tangible common equity ("ROACE") (non-GAAP) (E) = (A*) / (D) 18.05% 19.02% 20.66% (155.03) % 13.24% *Annualized

Non-GAAP Reconciliation 19 Three Months Ended June 30, March 31, December 31, September 30, June 30, 2026 2026 2025 2025 2025 Total stockholders' equity (GAAP) (A) $ 726,189 $ 699,027 $ 688,251 $ 660,771 $ 790,852 Intangible assets (end of period) (B) 161,041 161,716 162,391 163,097 163,803 Total tangible common equity (non-GAAP) (C) = (A) - (B) $ 565,148 $ 537,311 $ 525,860 $ 497,674 $ 627,049 Total assets (GAAP) (D) 6,574,160 6,564,216 6,436,612 6,712,497 7,652,051 Intangible assets (end of period) (B) 161,041 161,716 162,391 163,097 163,803 Total tangible assets (non-GAAP) (E) = (D) - (B) $ 6,413,119 $ 6,402,500 $ 6,274,221 $ 6,549,400 $ 7,488,248 Tangible common equity to tangible assets (Non-GAAP) (G) = (C) / (E) 8.81% 8.39% 8.38% 7.60% 8.37 % Non-GAAP Reconciliation of Tangible Common Equity to Tangible Assets (Dollars in Thousands. Unaudited)

Non-GAAP Reconciliation 20 Three Months Ended June 30, March 31, December 31, September 30, June 30, 2026 2026 2025 2025 2025 Total stockholders' equity (GAAP) (A) $ 726,189 $ 699,027 $ 688,251 $ 660,771 $ 790,852 Intangible assets (end of period) (B) 161,041 161,716 162,391 163,097 163,803 Total tangible common equity (non-GAAP) (C) = (A) - (B) $ 565,148 $ 537,311 $ 525,860 $ 497,674 $ 627,049 Common shares outstanding (D) 51,093 51,057 50,978 50,971 43,802 Tangible book value per common share (non-GAAP) (E) = (C) / (D) $ 11.06 $ 10.52 $ 10.32 $ 9.76 $ 14.32 Non-GAAP Reconciliation of Tangible Book Value Per Share (Dollars in Thousands. Unaudited)

Thank you John R. Stewart, CFA® Executive Vice President & Chief Financial Officer 515 Franklin Street, Michigan City, IN 46360 219-814-5833 Investor.HorizonBank.com